UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2011

The Knot, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28271	13-3895178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

462 Broadway, 6th Floor, New York, New York	10013
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 219-8555

_____________________ (Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 15, 2011.

The stockholders:

•	elected David Liu as director, whose term expires at the 2014 Annual Meeting of Stockholders or when his successor is elected and qualified.

•	adopted the Company’s 2011 Long-Term Incentive Plan with respect to covered employees and executive officers.

•	approved filing an amendment to the Company’s Amended and Restated Certificate of Incorporation that will change the Company’s name to XO Group Inc.

•	ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2011.

•
advised that they approve the compensation of the Company’s named executive officers for the year ended December 31, 2010, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure included the Compensation Discussion and Analysis, the compensation tables, and any related material in the Company’s definitive proxy statement for the 2011 Annual Meeting).

•	advised that an advisory resolution with respect to executive compensation should be presented to the stockholders every year.

Shares of common stock were voted as follows:

Director Nominee	For	Against	Withheld	Broker Non-Votes
David Liu	23,417,120	0	1,393,794	2,525,206

Proposal	For	Against	Abstain	Broker Non-Votes
2011 Long-Term Incentive Plan	23,504,086	1,205,261	101,567	2,525,206
Change the Company’s Name	27,122,299	152,546	61,275	–
Ratification of Ernst & Young LLP	26,831,402	494,481	10,237	–
Advisory Vote on Executive Comp.	23,831,832	867,984	111,098	2,525,206

Proposal	1 Year	2 Years	3 Years	Abstain
Advisory Vote on Frequency of Future Votes on Executive Comp.	17,735,515	57,717	7,003,980	13,702

Item 8.01.	Other Events.

On June 15, 2011, the Company issued a press release announcing that (1) it had received stockholder approval to change the Company’s name to XO Group Inc., and (2) its common stock listing is pending transfer to the New York Stock Exchange (NYSE) from the Nasdaq Stock Market.

The Company’s common stock has been authorized for listing and is scheduled to begin trading on the NYSE on June 28, 2011, under the new trading symbol XOXO.  By the close of business on the preceding day, the company expects to legally change its name to XO Group Inc.  The last trading day on Nasdaq under the name The Knot, Inc. and the symbol KNOT is expected to be June 27, 2011.

A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following documents are included as exhibits to this report:

99.1	Press Release dated June 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KNOT, INC. (Registrant)

Date: June 17, 2011	By:	/s/ JEREMY LECHTZIN
Jeremy Lechtzin
Senior Vice President, General Counsel and Secretary